UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2025

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 29, 2025, Ellington Financial Inc. (the "Company") held its Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The final voting results for each of the matters submitted to a vote of the stockholders at the annual meeting are set forth below.
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2026 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Stephen J. Dannhauser	40,335,528	5,131,291	26,243,522
Lisa Mumford	43,523,841	1,942,978	26,243,522
Laurence E. Penn	44,123,876	1,342,943	26,243,522
Edward Resendez	42,709,744	2,757,075	26,243,522
Ronald I. Simon, Ph.D.	42,678,130	2,788,689	26,243,522
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
39,771,187	4,968,668	726,964	26,243,522
Proposal 3: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 were as follows:

For	Against	Abstentions	Broker Non-Votes
70,337,255	878,333	494,753	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.
Item 7.01.    Other Events
The information contained in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished by the Company pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
On May 29, 2025, the Company issued a press release announcing its estimated book value per share of common stock as of April 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 29, 2025	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

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